FSS2 P-3 06/14

SUPPLEMENT DATED JUNE 23, 2014

TO THE PROSPECTUS DATED SEPTEMBER 1, 2013

OF

FRANKLIN STRATEGIC SERIES

(Franklin Biotechnology Discovery Fund, Franklin Natural Resources Fund)

The prospectus is amended as follows:

I.  The following paragraph is amended in the “Fund Summary” and “Fund Details” sections of the Franklin Biotechnology Discovery Fund to read:

Effective at the close of market (1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier) on July 8, 2014, the Fund is closed to new investors. Existing investors who had an open and funded account on July 8, 2014 can continue to invest through exchanges and additional purchases. The following categories of investors can continue to open new accounts in the Fund: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on July 8, 2014; (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on July 8, 2014; (3) Employer Sponsored Retirement Plans or benefit plans that approved the Fund as an investment option prior to the close of market on July 8, 2014, but have not opened an account as of that date may do so, provided that the initial account is opened with the Fund on or prior to September 8, 2014; (4) other Franklin Templeton Funds, and funds for which Franklin Templeton investment managers provide advisory or sub-advisory services upon prior approval by the Fund’s investment manager; (5) trustees and officers of the Trust; and (6) members of the Fund’s portfolio management team. The Fund may restrict, reject or cancel any purchase order, including an exchange request, and reserves the right to modify this policy at any time.

II.  For the Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund, the Fund Summaries “Purchase and Sale of Fund Shares” sections beginning on page 9 and page 16, respectively, are revised as follows:

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus.

Please keep this supplement with your prospectus for future reference.